UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 9, 2017

Global Brokerage, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water Street, FL 50 New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On August 9, 2017, FXCM Group, LLC, in which Global Brokerage, Inc. (the “Company”) has an indirect 37.3% ownership interest and an up to 33.5% effective economic interest, issued a press release announcing financial results for its quarter ended June 30, 2017. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference in this Item 2.02.

Additionally, also on August 9, 2017, Global Brokerage, Inc. issued a press release announcing financial results for its quarter ended June 30, 2017. A copy of this press release is furnished as Exhibit 99.2 and a copy of the earnings presentation for the quarter ended June 30, 2017 is furnished as Exhibit 99.3, each to this Form 8-K and each is hereby incorporated by reference in this Item 2.02.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure

The information set forth under Item 2.02, “Results of Operations and Financial Condition”, is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None
(b)	Pro forma financial information: None
(c)	Shell company transactions: None
(d)	Exhibits:
●	Press release, dated August 9, 2017 issued by FXCM Group, LLC
●	Press Release, dated August 9, 2017, issued by Global Brokerage, Inc.
●	Global Brokerage, Inc. Earnings Presentation for the quarter ended June 30, 2017

Exhibit No.	Exhibit Description

99.1** 99.2**	FXCM Group, LLC Press Release dated August 9, 2017 Global Brokerage, Inc. Press Release dated August 9, 2017
99.3**	Global Brokerage, Inc. Earnings Presentation for the quarter ended June 30, 2017

**      Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BROKERAGE, INC.

By:	/s/David S. Sassoon
	Name:	David S. Sassoon
	Title:	General Counsel

Date:  August 9, 2017

Exhibit Index

Exhibit No.	Description

99.1 99.2	FXCM Group, LLC Press Release dated August 9, 2017 Global Brokerage, Inc. Press Release dated August 9, 2017
99.3	Global Brokerage, Inc. Earnings Presentation for the quarter ended June 30, 2017